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                                                                    Exhibit 10.2



                                     FORM OF
                        RESTRICTED STOCK AWARD AGREEMENT
            FOR THE CHICOPEE BANCORP, INC. 2007 EQUITY INCENTIVE PLAN


         This Award Agreement is provided to _______________ (the "Participant") by Chicopee Bancorp, Inc. (the "Company") as of ___________, the date the Compensation Committee (the "Committee") awarded the Participant a restricted stock award pursuant to the Chicopee Bancorp, Inc. 2007 Equity Incentive
Plan (the "2007 Plan"), subject to the terms and conditions of the 2007 Plan and this Award Agreement:

         1.       NUMBER OF SHARES SUBJECT
                  TO YOUR RESTRICTED STOCK AWARD:    _________  shares of Common
                                                     Stock  ("Shares"),  subject
                                                     to  adjustment as may be
                                                     necessary pursuant to
                                                     Article 10 of the 2007
                                                     Plan.

         2.       GRANT DATE:                        _________

         Unless sooner vested in accordance with Section 3 of the Terms and Conditions (attached hereto) or otherwise in the discretion of the Committee, the restrictions imposed under Section 2 of the Terms and Conditions will expire as to the following percentages of the Shares awarded hereunder, on the following respective dates; provided that the Participant is still employed by or in service with the Company or any of its subsidiaries:

         Percentage of               Number of Shares
         Shares Vesting                 Vesting              Vesting Date
         --------------                 -------              ------------

            -----                        -----                   -----
            -----                        -----                   -----
            -----                        -----                   -----
            -----                        -----                   -----
            -----                        -----                   -----

         IN WITNESS WHEREOF, Chicopee Bancorp, Inc., acting by and through the Compensation Committee of the Board of Directors, has caused this Award Agreement to be executed as of the Grant Date set forth above.

                                     CHICOPEE BANCORP, INC.



                                     By:
                                         ---------------------------------------
                                         On behalf of the Compensation Committee
ACCEPTED BY PARTICIPANT:


---------------------------
[Name]

---------------------------
Date

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TERMS AND CONDITIONS

1. GRANT OF SHARES. The Grant Date and number of Shares underlying your Restricted Stock Award are stated on page 1 of this Award Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2007 Plan.

2. RESTRICTIONS. The unvested Shares underlying your Restricted Stock Award (the "Restricted Shares") are subject to the following restrictions until they expire or terminate.

         (a)     Restricted Shares may not be sold, transferred, exchanged,
                                   -------
                 assigned, pledged, hypothecated or otherwise encumbered.

         (b) If your employment or service with the Company or any Affiliate terminates for any reason other than as set forth in paragraph
                 (b) of Section 3 hereof, then you will forfeit all of your rights, title and interest in and to the Restricted Shares as of the date of termination, and the Restricted Shares shall revert to the Company under the terms of the 2007 Plan.

         (c) Restricted Shares are subject to the vesting schedule set forth on page 1 of this Award Agreement.

3. EXPIRATION AND TERMINATION OF RESTRICTIONS. The restrictions imposed under Section 2 will expire on the earliest to occur of the following (the period prior to such expiration being referred to herein as the "Restricted Period"):

         (a) As to the percentages of the Shares specified in the vesting schedule on page 1 of this Award Agreement, on the respective dates specified in the vesting schedule on page 1; provided you are then still employed by or in the service of the Company or an Affiliate; or

         (b) Upon termination of your employment by reason of death or Disability; or

         (c)     Upon a change in control.

4. DELIVERY OF SHARES. Once the Shares are vested (SEE VESTING SCHEDULE ON PAGE 1), the Shares (and accumulated dividends and earnings, if any) will be distributed in accordance with your instructions.

5. VOTING AND DIVIDEND RIGHTS. As beneficial owner of the Shares, you have full voting and dividend rights with respect to the Shares during and after the Restricted Period. If you forfeit your rights under this Award Agreement in accordance with Section 2, you will no longer have any rights as a shareholder with respect to the Restricted Shares and you will no longer be entitled to receive dividends on the Shares.

6. CHANGES IN CAPITAL STRUCTURE. Upon the occurrence of a corporate event (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), your award will be adjusted as necessary to preserve the benefits or potential benefits of the award. Without limiting the above, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Stock, or a combination or consolidation of the

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         outstanding Stock into a lesser number of Shares, the Shares subject to this Award Agreement will automatically be adjusted proportionately.

7. NO RIGHT OF CONTINUED EMPLOYMENT. Nothing in this Award Agreement will interfere with or limit in any way the right of the Company or any Affiliate to terminate your employment or service at any time, nor confer upon you any right to continue in the employ or service of the Company or any Affiliate.

8. PAYMENT OF TAXES. You may make an election to be taxed upon your Restricted Stock Award under Section 83(b) of the Code within 30 days of the Grant Date. If you do not make an 83(b) Election, upon vesting
                            ------------------------------------
         of the Restricted Stock Award the Committee is entitled to require as a condition of delivery: (i) that you remit an amount sufficient to satisfy any and all federal, state and local (if any) tax withholding requirements and employment taxes (I.E., FICA and FUTA), (ii) that the withholding of such sums come from compensation otherwise due to you or from Shares due to you under the 2007 Plan, or (iii) any combination of the foregoing. Any withholding shall comply with Rule 16b-3 or any amendments or successive rules. OUTSIDE DIRECTORS OF THE COMPANY ARE SELF-EMPLOYED AND NOT SUBJECT TO TAX WITHHOLDING.

9. PLAN CONTROLS. The terms contained in the 2007 Plan are incorporated into and made a part of this Award Agreement and this Award Agreement shall be governed by and construed in accordance with the 2007 Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan will control.

10. SEVERABILITY. If any one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included in this Agreement.

11. NOTICE. Notices and communications under this Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           Chicopee Bancorp, Inc.
                           70 Center Street
                           Chicopee, Massachusetts  01013
                           Attn:   Compensation Committee

         or any other address designated by the Company in a written notice to you. Notices to you will be directed to your address as then currently on file with the Company, or at any other address that you provide in a written notice to the Company.

12. SUCCESSORS. This Award Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Award Agreement and the 2007 Plan.